UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Allurion Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2025

ALLURION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41767	92-2182207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Huron Drive Natick, MA	01760
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (508) 647-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALUR	New York Stock Exchange
Warrants to purchase 0.056818 shares of Common Stock for $202.50 per share	ALUR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 3, 2025, Allurion Technologies, Inc. (the “Company”) issued a press release announcing the postponement of its previously announced special meeting of stockholders (the “Special Meeting”) from its currently scheduled date and time on Friday, April 4, 2025, at 12:00 p.m. Eastern Time, to its new time on April 10, 2025, at 12:00 p.m. Eastern Time (the “Reconvened Special Meeting”). The Company decided to postpone the Special Meeting to allow for further time to solicit proxies from the Company’s stockholders and provide stockholders with additional time to vote in order to facilitate broader participation.

At the Reconvened Special Meeting, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the Definitive Proxy Statement on Schedule 14A for the Annual Meeting, filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on March 24, 2025. Valid proxies submitted prior to the Special Meeting will continue to be valid for the Reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the Reconvened Special Meeting.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the registrant on April 3, 2025, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLURION TECHNOLOGIES, INC.

	By:	/s/ Brendan Gibbons
	Name:	Brendan Gibbons
	Title:	Chief Legal Officer

Date: April 3, 2025

Exhibit 99.1

Allurion Announces Postponement of Special Meeting of Stockholders

Meeting to Now be Held on Thursday, April 10, 2025 at 12:00 pm Via Live Audio Webcast

NATICK, Mass. – April 3, 2025 – Allurion Technologies, Inc. (“Allurion” or the “Company”) (NYSE: ALUR), a company dedicated to ending obesity, today announced that its Special Meeting of Stockholders (the “Special Meeting”), originally scheduled for Friday, April 4, 2025, has been postponed. The Special Meeting is now scheduled to be held on Thursday, April 10, 2025 at 12:00 p.m. (Eastern Time) and will still be held virtually via live audio webcast at www.virtualshareholdermeeting.com/ALUR2025SM.

The record date for the Special Meeting, March 14, 2025, remains unchanged and applies to the postponed Special Meeting.

The Special Meeting has been postponed to allow for further time to solicit proxies from the Company’s stockholders and provide stockholders with additional time to vote in order to facilitate broader participation.

Stockholders who have already cast their votes do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the postponed Special Meeting. For stockholders who have not yet cast their votes, we urge them to vote their shares now, so they can be tabulated prior to the postponed Special Meeting.

The Company’s Board of Directors unanimously recommends that you vote FOR the proposals identified in the Company’s Definitive Proxy Statement for the Special Meeting.

Important Additional Information

Information with respect to the proposals to be considered at the Special Meeting and instructions on how to vote can be found in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on March 24, 2025 with respect to the Special Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain a copy of the Proxy Statement at the SEC’s web site www.sec.gov or on the “Financials—SEC Filings” section of Allurion’s website at investors.allurion.com/financials/sec-filings.

If a stockholder has any questions about submitting a proxy or requires assistance, please contact Innisfree M&A Incorporated, Allurion’s proxy solicitor, toll-free at (877) 750-9499 or collect at (212) 750-5833.

Whether or not stockholders plan to attend the postponed Special Meeting online, we urge you to vote your shares as described in the Definitive Proxy Statement for the Special Meeting. It is important that every stockholder’s shares be represented at the Special Meeting regardless of the number of shares held. The Company urges stockholders to please consider the issues presented in the Definitive Proxy Statement for the Special Meeting and promptly vote the stockholder’s shares to ensure that such shares are represented at the Special Meeting. Submitting a proxy now will not prevent a stockholder from voting the stockholder’s shares at the postponed Special Meeting if the stockholder desires to do so, as a proxy is revocable at the stockholder’s option.

About Allurion

Allurion is dedicated to ending obesity. The Allurion Program is a weight-loss platform that combines the Allurion Gastric Balloon, the world’s first and only swallowable, ProcedurelessTM gastric balloon for weight loss, the Allurion Virtual Care Suite, including the Allurion Mobile App for consumers and Allurion Insights for healthcare providers featuring the Iris AI Platform, and the Allurion Connected Scale. The Allurion Virtual Care Suite is also available to providers separately from the Allurion Program to help customize, monitor, and manage weight-loss therapy for patients regardless of their treatment plan. The Allurion Gastric Balloon is an investigational device in the United States.

For more information about Allurion and the Allurion Virtual Care Suite, please visit www.allurion.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal and state securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “target,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and include statements regarding the expected timing of the postponed Special Meeting, achieving quorum, and obtaining stockholder approval of the proposals included in the Proxy Statement for the Special Meeting. Forward-looking statements are predictions, projections and other statements about future events that reflect the current beliefs and assumptions of Allurion’s management based on information currently available to them and, as a result, are subject to risks and uncertainties. Many factors could cause actual future results or developments to differ materially from the forward-looking statements in this press release, including but not limited (i) the ability of Allurion to obtain regulatory approval for and successfully commercialize the Allurion Program, (ii) the timing of and results from its clinical studies and trials, (iii) the evolution of the markets in which Allurion competes and the rise of GLP-1 drugs, (iv) the ability of Allurion to defend its intellectual property and satisfy regulatory requirements, (v) the impact of the COVID-19 pandemic, Russia-Ukraine war and Israel-Hamas war on Allurion’s business, (vi) Allurion’s expectations regarding its market opportunities, (vii) the outcome of any legal proceedings against Allurion, (viii) the risk of economic downturns and a changing regulatory landscape in the highly competitive industry in which Allurion operates, (ix) uncertainties related to the ability of Allurion to achieve quorum at the postponed Special Meeting, or at all, and obtain stockholder approval of the proposals presented thereat, and (x) uncertainties related to market conditions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed on March 27, 2025 and other documents filed by Allurion from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Allurion assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Allurion does not give any assurance that it will achieve its expectations.

Global Media and Investor Inquiries

investors@allurion.com